UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 24, 2007
CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 S. Wabash, Chicago, Illinois	60604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 822-5000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
By-Laws
Press Release
Financial Supplement

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 29, 2007, the registrant issued a press release and posted a financial supplement providing information on its results of operations for the third quarter 2007. The press release is furnished as Exhibit 99.1 and the financial supplement is furnished as Exhibit 99.2 to this Form 8-K.
The information under Item 2.02 and in Exhibits 99.1 and 99.2 in this Current Report are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and in Exhibits 99.1 and 99.2 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On October 24, 2007 the Board of Directors of registrant adopted and approved certain amendments to registrant’s By-Laws. The amendments were intended to: (i) allow for the issuance of uncertificated shares of registrant’s common stock, in order to make that stock eligible for the Direct Registration System (DRS); (ii) update the indemnification provisions in the By-Laws relating to directors, officers, employees and agents of registrant; (iii) provide that a majority of directors shall constitute a quorum at meetings of the Board of Directors of registrant; (iv) allow for the issuance of fractional shares of registrant’s common stock; and (v) provide for certain other non-substantive changes to the By-Laws. The By-Laws as amended are filed as Exhibit 3ii.1 to this Form 8-K. The amendments appear in the following portions of the By-Laws: Article II, Sections 3 and 6; Article III, Sections 1, 4 and 8; Article VI, Sections 1, 2, 4 and 5; Article VII, Section 7; and Article IX, Section 10.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

Exhibit No.	Description

3ii.1	By-Laws of CNA Financial Corporation, as amended October 24, 2007.

99.1	CNA Financial Corporation press release, issued October 29, 2007, providing information on the third quarter 2007 results of operations.

99.2	CNA Financial Corporation financial supplement, posted October 29, 2007, providing supplemental financial information on the third quarter 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation (Registrant)
Date: October 29, 2007	By	/s/ D. Craig Mense
(Signature)
D. Craig Mense Executive Vice President and Chief Financial Officer